Exhibit 24.1

                                POWER OF ATTORNEY


         WHEREAS, the undersigned officers and directors of Center Bancorp, Inc. desire to authorize John J. Davis and Anthony C. Weagley to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's registration statement described below, including all amendments and supplements thereto,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John J. Davis and Anthony C. Weagley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Registration Statement on Form S-3 registering 1,904,761 shares of the Common Stock of Center Bancorp, Inc. (the "Company") to be offered by certain stockholders of the Company, including any and all amendments and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 23rd day of June, 2005.


Signature                           Title
---------                           -----

/s/ Alexander A. Bol                Chairman of the Board
-------------------------
Alexander A. Bol

/s/ John J. Davis                   President; Chief Executive Officer; Director
-------------------------
John J. Davis

/s/ Hugo Barth, III                 Director
-------------------------
Hugo Barth, III

/s/Brenda Curtis                    Director
-------------------------
Brenda Curtis

/s/ Donald G. Kein                  Director
-------------------------
Donald G. Kein

/s/ James J. Kennedy                Director
-------------------------
James J. Kennedy

/s/ Paul Lomakin                    Director
-------------------------
Paul Lomakin, Jr.

/s/ Eugene V. Malinowski            Director
-------------------------
Eugene V. Malinowski

/s/ Herbert Schiller                Director
-------------------------
Herbert Schiller

/s/ Norman F. Schroeder             Director
-------------------------
Norman F. Schroeder

/s/ William A. Thompson             Director
-------------------------
William A. Thompson

/s/ Anthony C. Weagley              Principal Accounting and Financial Officer
-------------------------
Anthony C. Weagley